UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.          )

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________________________________________________________________________________________________________
JOUNCE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT SUPPLEMENT
JOUNCE THERAPEUTICS, INC.
NOTICE OF CHANGE OF LOCATION
OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2020

This Supplement relates to the Proxy Statement of Jounce Therapeutics, Inc. (the “Company”), dated April 29, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders.
Change in Location of Annual Meeting
Due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting of Stockholders of Jounce Therapeutics, Inc., to be held on Friday, June 26, 2020 at 9:00 a.m. Eastern Time, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live webcast. Stockholders will be able to attend the Annual Meeting only via the webcast.
The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.
A copy of the press release issued by the Company to announce the virtual meeting is attached.
Additional Information
There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.
Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact the Company at 780 Memorial Drive, Cambridge, MA 02139, Attn: Corporate Secretary or by calling (857) 259-3840 or by emailing proxy@jouncetx.com.
June 2, 2020

Jounce Therapeutics to Hold Virtual Meeting of Stockholders
CAMBRIDGE, Mass., June 2, 2020 - Jounce Therapeutics, Inc. (NASDAQ: JNCE), a clinical-stage company focused on the discovery and development of novel cancer immunotherapies and predictive biomarkers, today announced that it will now host the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of meeting participants.
As previously announced, the Annual Meeting will be held on Friday, June 26, 2020 at 9:00 a.m. ET, but will be held via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person. Stockholders are entitled to attend and vote if they were a stockholder as of the close of business on April 28, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee as of such record date.
To access, participate in and vote at the Annual Meeting at www.virtualshareholdermeeting.com/JNCE2020 (the “Annual Meeting website”), stockholders must enter the control number found on the proxy card, voting instruction form or notice they previously received. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used by stockholders to vote shares in connection with the Annual Meeting.
All stockholders, whether or not they plan to attend the Annual Meeting, are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting website.
About Jounce Therapeutics
Jounce Therapeutics, Inc. is a clinical-stage immunotherapy company dedicated to transforming the treatment of cancer by developing therapies that enable the immune system to attack tumors and provide long-lasting benefits to patients through a biomarker-driven approach. Jounce has three development-stage programs, two of which are clinical-stage, vopratelimab, a monoclonal antibody that binds to and activates ICOS, and JTX-4014, a PD-1 inhibitor intended for combination use with Jounce’s broader pipeline. Vopratelimab is currently being assessed in a Phase 2 clinical trial, EMERGE, and Jounce plans to initiate a biomarker trial using TISvopra for patient selection, SELECT, to assess vopratelimab in combination with JTX-4014. The next development candidate to emerge from Jounce’s Translational Science Platform is JTX-1811, a monoclonal antibody designed to selectively deplete T regulatory cells in the tumor microenvironment. JTX-1811 is currently in IND-enabling activities. In addition, Jounce has exclusively licensed worldwide rights to JTX-8064, a LILRB2 receptor antagonist, to Celgene Corporation, a wholly-owned subsidiary of Bristol-Myers Squibb Company. For more information, please visit www.jouncetx.com.
Investor and Media Contact:
Komal Joshi
Jounce Therapeutics, Inc.
(857) 320-2523
kjoshi@jouncetx.com

JOUNCE THERAPEUTICS, INC.
780 Memorial Drive
Cambridge, Massachusetts 02139
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
(REVISED)
To be held June 26, 2020
You are cordially invited to attend the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Jounce Therapeutics, Inc., which is scheduled to be held on Friday, June 26, 2020 at 9:00 a.m. Eastern time, by a virtual-only format, via live webcast. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.	Election of three Class III directors to our board of directors, each to serve until the 2023 annual meeting of stockholders;

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.
The board of directors recommends that you vote in favor of each of proposals one and two.
The location of the Annual Meeting has been changed from its originally scheduled location. The Annual Meeting will be conducted in a virtual-only format, instead of an in-person meeting. You will not be able to attend the Annual Meeting physically in person and will be able to attend the Annual Meeting only via the webcast. The change in the location of the Annual Meeting is due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of meeting participants.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder as of the close of business on April 28, 2020, referred to as the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee as of such record date. You will be able to attend the Annual Meeting, vote, submit questions and examine a list of the Company’s registered stockholders by visiting www.virtualshareholdermeeting.com/JNCE2020 and gaining access using your unique 16-digit control number found on your proxy card, voting instruction form or notice. If you have technical difficulties or trouble accessing the virtual meeting, there will be technicians ready to assist you. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Whether or not you attend the Annual Meeting virtually, we urge you to vote your shares by following the instructions in the Notice and submitting your proxy by the Internet, telephone or by signing, dating and returning the proxy card in order to ensure the presence of a quorum. You may vote during the Annual Meeting by following the instructions available on the meeting website at www.virtualshareholdermeeting.com/JNCE2020.
All stockholders are extended a cordial invitation to attend the Annual Meeting virtually.

By order of the Board of Directors,

Richard Murray, Ph.D. President and Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2020 Annual Meeting of Stockholders, our Proxy Statement and our 2019 annual report, referred to as the Annual Report, are available at www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by submitting a written request to Jounce Therapeutics, Inc., 780 Memorial Drive, Cambridge, Massachusetts 02139, Attn: Corporate Secretary.